CONSOLIDATED STATEMENTS OF INCOME (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Revenues:
Search	$ 59,038	$ 38,061	$ 25,466
Products	17,818	17,574	7,191
Advertising and other	10,292	4,588	2,816
Total revenues	87,148	60,223	35,473
Cost of revenues	11,440	5,230	2,840
Gross profit	75,708	54,993	32,633
Operating expenses:
Research and development	13,393	10,735	7,453
Selling and marketing	43,358	29,517	12,984
General and administrative	15,077	8,560	7,649
Total operating expenses	71,828	48,812	28,086
Operating income	3,880	6,181	4,547
Financial income (expense), net	(1,233)	(174)	1,293
Income before taxes on income	2,647	6,007	5,840
Taxes on income	2,337	2,473	172
Net income	$ 310	$ 3,534	$ 5,668
Net earnings per share:
Basic	$ 0.03	$ 0.35	$ 0.58
Diluted	$ 0.02	$ 0.34	$ 0.57